Exhibit 99.2
4Q Financial Results January 28, 2009 Howard Atkins, CFO John Stumpf, President and CEO

Forward-Looking Statements and Additional Information The following slides include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected cost savings and other benefits of the merger between Wells Fargo and Wachovia, assumptions concerning the credit quality of Wachovia's loan portfolios, and the combined company's plans, objectives, expectations and intentions for the future. You should not unduly rely on forward^looking statements. They are based on current beliefs and expectations of Wells Fargo's management and are subject to significant risks and uncertainties. The forward-looking statements speak only as of January 28, 2009, and Wells Fargo does not undertake to update such statements to reflect changes that occur after that date. There are a number of factors that could cause actual results to differ from those set forth in the forward- looking statements. These factors include, but are not limited to: the risk that the credit crisis will continue longer or be more severe than expected; the risk that Wells Fargo will incur more credit losses from Wachovia's loan portfolio than expected; the businesses will not be integrated successfully; the risk that cost savings and other expected benefits of the merger may not be fully realized or may take longer to realize than expected; the risk that deposit attrition will be greater than expected; the risk that disruption from the merger may make it more difficult to maintain business and operational relationships; the risk of new and changing governmental regulation; and the exposure of Wells Fargo to additional litigation as a result of the merger. Additional factors are described in Wells Fargo's Annual Report on Form 10-K for the year ended December 31, 2007, as updated by Wells Fargo's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. Such reports are available on the website of the Securities and Exchange Commission (www.sec.gov).

Introduction Wells Fargo - A diversified growth company Wells Fargo + Wachovia - the next stage in our growth 2008 Q4 results - building for the future, reducing future risk Credit overview

Leading Provider of Credit to Consumers and Business Since Start of Credit Crisis New loan commitments $187 Residential mortgage originations $354 Increase in average earning assets, $119 primarily loans and securities Growth from 6/30/07-12/31/08 ($ in billions)

Among the Leaders in Banking Industry in Increasing Earning Assets Note: Growth in average earnings assets adjusted for significant acquisitions 6/30/07-12/31/08. The earning assets of acquired company are added to the acquiring company's earnings assets to reflect historical results consistent with the company's current year financial reporting and organizational composition. Large bank peers include: JPM, C and BAC. Top 9 peers include large bank peers plus BBT, COF, FITB, RF, STI and USB. Net Increase in Average Earning Assets Net Increase in Average Earning Assets WFC $111 25% Large Bank Peers (avg) $12 2.6% Top 9 Peers (avg) $12 7.1% ($ in billions)

Industry Leading Deposit Growth Total Average Deposit Growth since 2Q07 WFC 13% Large Bank Peers 9.6% Top 9 Peers 8.6% Note: Total average deposit growth from 6/30/07 - 12/31/08 adjusted for significant acquisitions. The deposits of acquired company are added to the acquiring company's deposits to reflect historical results consistent with the company's current year financial reporting and organizational composition. Large bank peers include: JPM, C and BAC. Top 9 peers include large bank peers plus BBT, COF, FITB, RF, STI and USB.

With Wachovia, Wells Fargo has Second Largest Share of U.S. Deposits BAC 11.3% WFC 11.2% JPM 10.2% C 3.5% Deposit Market Share Note: Market share data provided by SNL Corporation as of June 2008, updated for subsequent acquisitions for all banks through January 2009. Includes deposits in domestic offices (50 states and D.C.), Puerto Rico and U.S. Territories only and non-retail branches are not included

We Continued to Build the Franchise in 4Q08 $22B new loan commitments $50B new mortgage originations $116B new mortgage applications 32% of applications for home purchase $71B unclosed mortgage pipeline 10% annualized linked quarter growth in avg loans Extending Credit 31% annualized linked quarter growth 6.2% net new consumer checking account growth 8.3% net new consumer checking account growth in California Wachovia's core deposits up 10% unannualized since early quarter trough Building Deposits

Industry Leading Loan Growth Average Linked Quarter Loan Growth WFC 2.4% Large Bank Peers (2.1%) Top 9 Peers (1.1%) Note: Weighted average loan growth adjusted for significant acquisitions. The loans of acquired company are added to the acquiring company's loans to reflect historical results consistent with the company's current year financial reporting and organizational composition. Large bank peers include: JPM, C and BAC. Top 9 peers include large bank peers plus BBT, COF, FITB, RF, STI and USB.

Growth in Loans and Deposits has Helped Produce Industry Leading Growth in Pre-tax Pre-provision Earnings 2008 Growth = 18% (i.e. higher than trend) 5 Yr CAGR = 11.8% Note: Revenue less noninterest expense. As reported. 2003 2004 2005 2006 2007 2008 East 11.2 12.5 13.9 14.9 16.6 19.6 Pre-tax Pre-provision Earnings 11.6% 11.2% 7.2% 11.4% 18.1% YoY Growth ($ in billions)

Pre-Tax Pre-Provision Earnings Growth Pre-tax Pre-provision Earnings Growth Pre-tax Pre-provision Earnings Growth 1 year 5 year WFC 17.4% 11.3% Large Bank Peers (60.5%) (60.4%) Top 9 Peers (47.9%) (41.7%) Wells Fargo has had the most consistent and highest growth in pre-tax pre-provision earnings among large bank and top 9 peers Note: Revenue less noninterest expense adjusted for significant acquisitions. Pre-tax pre-provision adjusted for acquisitions. The pre-tax pre- provision profit of acquired company are added to the acquiring company's pre-tax pre-provision profit to reflect historical results consistent with the company's current year financial reporting and organizational composition. Large bank peers include: JPM, C and BAC. Top 9 peers include large bank peers plus BBT, COF, FITB, RF, STI and USB.

Best Operating Leverage among Large Bank Peers Revenue Growth Operating Leverage WFC 6.1% 8.1% Large Bank Peers (16.7%) (13.7%) Top 9 Peers (2.1%) (22.4%) Note: Operating leverage and revenue growth for FY07-FY08, adjusted for significant acquisitions The operating leverage and revenue of acquired company are added to the acquiring company's operating leverage and revenue to reflect historical results consistent with the company's current year financial reporting and organizational composition. Large bank peers include: JPM, C and BAC. Top 9 peers include large bank peers plus BBT, COF, FITB, RF, STI and USB.

Net Interest Income 20% Net Interest Income Growth 17% Earning Asset Growth 4.83% Net Interest Margin for 2008 Net Interest Income up 22.5% from 4Q07 NIM = 4.90% in 4Q08 Growth in pre-tax pre-provision profit has been driven by 20% growth in Net Interest Income 2003 2004 2005 2006 2007 2008 East 16 17.2 18.5 20 21 25.1 Net Interest Income ($ in billions)

Net Interest Income Growth Has Covered Increases in Net Charge-offs 2007 2008 Growth Net Interest Income $21.0 $25.1 +$4.2 Net charge-offs $3.5 $7.8 +$4.3 ($ in billions)

Wells Fargo Consistently has Widest Net Interest Margin in Industry FY08 Net Interest Margin WFC 4.83% BAC 2.98% C 2.96% JPM 2.87%

Low Deposit Costs Drive Higher NIM Average Cost of Deposits WFC 0.91% Large Bank Peers 1.59% Top 9 Peers 1.73% Note: 4Q08 Source SNL Financial. Estimated for peers based on ending balance when average balance is not available. Large bank peers include: JPM, C and BAC. Top 9 peers include large bank peers plus BBT, COF, FITB, RF, STI and USB.

Consumer Banking Highlights (Q4) 5.3 million core product sales, up 12% 410,000 net new retail banking households in 2008 Record retail bank household cross-sell of 5.73 38% penetration rate of credit cards into banking households 11% penetration rate at Wachovia 92% penetration rate of debit cards $50B in mortgage originations and $116B in applications in Q4 $71B pipeline at quarter-end, including $5B from Wachovia 12% mortgage market share as of 3Q08, up from 10% in prior year Growth rates are Q4 2007 to Q4 2008

Mortgage Servicing $1.8T servicing portfolio, including $271B from Wachovia, up 21% 1.41% foreclosure rate Continued to help homeowners remain in their homes More than 498,000 solutions delivered to customers in 2008 More than 143,000 solutions delivered to customers in Q408 Recently expanded Wells' "Leading the Way Home" program to Wachovia customer base Gives over 470,000 Wachovia loan customers access to new solutions For those in, or referred to, foreclosure - workout extension until 2/28/09 Led development of programs that have delivered approximately 3 million solutions Partnered with US Treasury, HUD and Hope Now Residential servicing portfolio, does not include commercial mortgage loans

Mortgage - Credit and Interest Rate Impacts ($413MM) write-down of mortgage warehouse and additions to mortgage repurchase reserve $7 million servicing-related gain ($346MM) MSRs servicing loss, net of hedging gains ($328MM) servicing value change on mortgage warehouse/pipeline due to interest rate changes $681MM in net gains on debt securities related to MSR hedging Ratio of MSR to Servicing = 0.87%

Business Banking Highlights Store based sales up 23% 3.61 Business Banking cross sell Wells Fargo Business Service(r) Packages up 36% Purchased by 51% of new business checking account customers Growth rates are Q4 2007 to Q4 2008

Wealth Management Highlights 10% revenue growth 20% pre-tax pre-provision profit growth 40% growth in average core deposits Private Bank revenue up 58% Private Bank average core deposits up 38%, average loans up 27% WellsTrade(r) revenue up 42%, net income up 104% and account levels up 12% Growth rates are Q4 2007 to Q4 2008

Wholesale Banking Highlights 30% average loan growth 18% average core deposit growth Record 6.4 cross sell 7.8 cross sell to middle market customers 7.6 cross sell to U.S. Corporate Banking customers 11th largest mutual fund business, including Wachovia $254.5B mutual fund complex Growth rates are Q4 2007 to Q4 2008

Wachovia - the Next Stage in Continuing Growth Wells Fargo retail banking stores - 3,296 Wachovia retail banking stores - 3,314 Total combined retail banking stores - 6,610 #1 U.S. banking stores #1 Small business lending #1 Middle market commercial lending #1 Agriculture lending #1 Commercial real estate lending #1 Commercial real estate brokerage #1 Bank-owned insurance brokerage, #5 worldwide #2 Banking deposits in U.S. #2 Mortgage originations #2 Mortgage servicing #2 Retail brokerage #2 Debit cards

Wachovia Acquisition on Track Closed acquisition on December 31, 2008 Integration proceeding as planned and on schedule Updated analysis of Wachovia loan portfolios; comfortable with original credit assumptions Announced leadership structure $74 million merger/integration expenses taken through Wells Fargo's earnings $199 million preliminary exit cost liabilities established through purchase accounting (severance, duplicative facilities, contract exit reserves, etc.)

Wachovia Asset Risk Reduction $115.2 billion reduction in loans, securities, trading assets and loans held for sale, down 17% from June 30, 2008 Credit writedowns Security sales and impairments Reduced trading activities Enhanced capital discipline Reduced higher-risk/single service lending activities

Credit De-Risking- Purchase Accounting Portfolio Credit Impaired Loan Balance Credit write-down* Pick-a-Pay Mortgage $59.8 $24.3 Other Consumer Loans 5.1 2.8 Commercial Real Estate 20.5 7.7 Other Commercial Loans 5.9 1.5 Other 2.6 0.9 Total $93.9 $37.2 *Estimated life of loan losses taken through purchase accounting. ($ in billions)

Credit De-risking Pick-a-Pay loans charged off Credit reserve build Write-downs of high risk loans Provision to conform reserve practices of both banks Remaining credit reserve build At Wachovia At Wells Fargo Through Q4 Earnings Through Purchase Accounting $1.2 B $4.2 B $37.2 B $3.9 B $1.7 B

Net loss as reported ($2,547) Significant items (pre-tax): Conforming credit reserve build (3,900) to both banks Remaining credit reserve build (1,700) at Wells Fargo Securities writedowns (473) Mortgage warehouse credit (413) writedown Madoff-related charge-offs (294) Merger/integration costs (74) Wells Fargo Q4 Results ($ in millions, except where noted) = $6.9 B pre tax

Wachovia Q4 Results Reported earnings ($11,169) Deferred tax asset writedown (2,780) Significant items (pre-tax): Credit reserve build (4,153) Provision for Q4 Pick-a-Pay (1,238) charge-offs Market-disruption losses (4,298) Other trading/Principal investing (1,019) ($ in millions) = $10.7 B pre tax

Wachovia Business Highlights (Q4) Retail and Commercial Banking New customer acquisition remained positive for the quarter, and customer service and customer loyalty scores remained strong Deposits stabilized and began to grow again in December Sales of net new checking accounts resumed positive growth in December Wealth Deposits stabilized in October and began to grow again in November Client loyalty scores improved to 44.5% vs. 38% prior to adoption of new operating model in 2006 Cross-sell to commercial insurance and bank clients up 18% linked quarter Brokerage and Asset Management Net positive fund sales in fourth quarter of $1.4B vs. net redemptions of $11.7B in prior quarter Period end deposit balances up 11% linked quarter Average loans up 8% linked quarter and 52% from 4Q07 Client assets down only 14% during the quarter vs. a decline of 22% in the S&P 500 International, Cash Management, Investment Banking, Corporate Banking Cash management deposits up 6% linked quarter Net distribution exposure (assets subject to continuing market disruption losses - sub prime exposures, CMBS exposures, leveraged loan exposures) down 41% from prior quarter and down 85% from 12/31/07

Capital Remains Strong * The December 31, 2008 Tier 1 Capital Ratio is preliminary Tier 1 Capital: $86.4B, 7.9%* Impact of purchase accounting adjustments on Tier 1 Capital: Credit Impairment of Loans at Wachovia Write-down of negative "Other Comprehensive Income" at Wachovia (230 bps) Estimated Impact

Tier 1 Capital Plus Allowance for Loan Losses Tier 1 Capital plus Allowance for Loan Losses as a Percent of Earning Assets 2002 2003 2004 2005 2006 2007 2008 East 0.089 0.088 0.088 0.087 0.099 0.085 0.094 Tier 1 Capital + Allowance for Loan Losses divided by period end earning assets

Home Equity Portfolio 12/31/08 $ Balances (in billions) 2+ Delinquency Rate 4Q AnnualizedLoss Rates % % CLTV > 90% % First Lien (balance) Liquidating $10.3 4.93% 8.27% 76% 3% WFC Core $75.8 2.64% 2.71% 46% * 13% WB Core $42.5 1.62% 1.84% 30% 20% SOP 03-3 $0.8 * Excludes Wells Fargo Financial, Wells Fargo Wealth Management, and other smaller Wells Fargo home equity portfolios which do not utilize automated valuation updates. The balance for these portfolios was $5.2 billion at 12/31/08.

"Credit impaired" portfolio of $35.5 billion, after $24.3 billion of preliminary purchase accounting marks "Non-Credit Impaired" portfolio of $57.7 billion ($ in billions) Net Carrying Balance $57.7 % CA 49% % FL 11 % Current Average LTV* 80% 30+ Day Delinquency 0.10 % Pick-a-Pay Portfolio *Based on November 2008 AVMs. LTV calculation based on unpaid principal balance. Geographic concentration and 30+ delinquency based on carrying balance. Non SOP 03-3 Loans (Non Credit Impaired)

$25B Wells Fargo Financial portfolio 1.53% annualized net charge-offs Originated by Wells Fargo Financial team members No interest only, state income or negative amortizing loans Debt Consolidation

Auto $23.6B Wells Fargo Financial 19% decline in outstandings from 4Q07 6.0% annualized charge-off rate 90 days past due up 11bps from 4Q07 $23.4B Wachovia Owned Portfolio 4% increase in outstandings from 4Q07 3.7% annualized charge-off rate 90 days past due up 7 bps from 4Q07 Wachovia Dealer Services will originate all new indirect auto loans

Wells Fargo $13.7B Wells Fargo Community Banking Portfolio 4%+ ROA $7.8B Wells Fargo Financial Portfolio 4Q08 combined charge-offs 8.69%, up $90 million, over half from the much smaller WFF portfolio Wachovia $2.5B Wachovia Community Banking Portfolio Credit Card

$11.7B Outstanding $29.4 million increase in linked-quarter charge-offs Unsecured loans to small businesses nationwide Average balance less than $20,000 Business Direct

Commercial Real Estate and Construction Wells Fargo Portfolio $68 billion in outstandings $32 billion in Wholesale Banking $36 billion primarily owner-occupied commercial mortgage 0.55% annualized charge-off rate, up from 0.27% in 3Q08 and 0.07% in 4Q07 Geographically diversified portfolio Experienced management team Wachovia Portfolio $70 billion in outstandings $45 billion in Real Estate Division Portfolio, net of $7.7 B preliminary credit mark 5.92% annualized charge-off rate, up from 2.64% in 3Q08 and 1.09% in 4Q07 $25 billion primarily owner-occupied commercial mortgage

Combined Loan Portfolio Summary Total Loans of $865B at 12/31/08 Greater geographic diversity than either bank pre-merger Maintained balance between commercial and consumer $93.9 billion of impaired Wachovia loans de-risked through $37.2B credit marks $58.8B of loans remain on balance sheet after de-risking (6.8% of total loans) Wells Fargo credit reserve build of $5.6B, including $3.9B to conform reserve practices Ending allowance of $21.7B Over 320% of NPAs, highest level among large bank peers Covering at least 12 months for consumer loans and at least 24 months for commercial loans, across both banks

Summary We are "open for business" among the leaders in banking industry in providing credit to consumers and businesses We continued to profitably grow the franchise the past year and into fourth quarter We expect Wachovia to add to our profitable growth pattern once fully integrated Fourth quarter results reflect core profitability offset by actions taken to de-risk in preparation for the acquisition Capital remains strong

One team, twice as strong